EXHIBIT 10.40.1

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED LICENSE AGREEMENT FOR RECOMBINANT VESICULAR STOMATITIS VIRUS VACCINES FOR VIRAL HEMORRHAGIC FEVERS

between:
HER MAJESTY THE QUEEN IN RIGHT OF CANADA,
as represented by the Minister of Health,
acting through the Public Health Agency of Canada

(“Canada”)

AND:
BIOPROTECTION SYSTEMS CORPORATION,
a company incorporated as a subchapter C corporation
under the laws of Delaware, having its registered office at
Iowa State University Research Park,
2901 South Loop Drive, Suite 3360, Ames, Iowa, USA 50010

(“Company”)

WHEREAS Canada and the Company are party to that certain “Amended and Restated License Agreement for Recombinant Vesicular Stomatitis Virus Vaccines for Viral Hemorrhagic Fevers” dated December 5, 2017 (hereinafter the “License Agreement”);
WHEREAS the Company has requested an amendment to the License Agreement to expand the Field of Use to include the Development and use of the Licensed Rights with injectable products in the field of prevention and prophylaxis against and treatment of Ebola (Zaire) in endangered gorilla populations in the Democratic Republic of the Congo (“DRC”), on a non-exclusive and royalty-free basis;
AND WHEREAS Canada is willing to accept the Company’s request to amend the License Agreement for this specific purpose on the terms and conditions set out in this Amendment No.1 (hereinafter the “Amendment”) to the License Agreement.
NOW THEREFORE, the Parties hereby agree as follows:

1.Definitions. Terms defined in this Amendment have the meanings assigned to them herein. Capitalized terms used in this Amendment without definition have the meanings assigned to them in the License Agreement.

2.Amendments.

a.The License Agreement’s Introduction section is hereby amended to add the following after clause G. i) (b):

and (c) a non-exclusive, worldwide, revocable and royalty free license to make, use, improve and Develop and Commercialize the technology in the field of prevention and prophylaxis against and treatment of Ebola (Zaire), a VHF virus, in endangered gorilla populations as identified by the Mountain Gorilla Veterinary Project (MGVP), whether before or after exposure;

b.The definition of “Field of Use” in the License Agreement is hereby amended to add the following after clause 1.8 (ii):

; and (iii) the application and use of the Licensed Rights to injectable products to be sold or donated by the Company, or its Affiliates or sub-licensees, to the MGVP and the Gorilla Rehabilitation and Conservation Education Center (GRACE) Sanctuary for use in the field of prevention and prophylaxis against and treatment of Ebola (Zaire), a VHF virus, in gorillas which inhabit any of (a) the GRACE Sanctuary, (b) Senkwekwe Sanctuary, (c) Virunga National Park, or (d) Kahuzi Biega National Park, all within the Democratic Republic of the Congo (the “Ebola (Zaire) Gorilla Field of Use”),

For greater certainty, the remainder of clause 1.8 that reads: “and for no other purposes whatsoever.” remains unchanged and in full effect.

c.The License Agreement is hereby amended to add the following after clause 2.1 (b):

, and (c) a personal, non-exclusive, worldwide, revocable and royalty-free license for Development and Commercialization in the Ebola (Zaire) Gorilla Field of Use.
For greater certainty, the remainder of clause 2.1 (b) remains unchanged and in full effect.

3.The License Agreement is hereby amended to add the following after clause 5.2.3:

5.2.4 For greater certainty, no amounts shall be owed to Canada under this paragraph 5.2 with respect to Sales of Licensed Products sold or donated by the Company, its Affiliates or sub-licensees to the MGVP and GRACE in the Ebola (Zaire) Gorilla Field of Use.

4.Continuation of the License Agreement. Except for the amendments made in this Amendment, the License Agreement remains unchanged and in full effect.

5.Effective Date of Amendment. This Amendment shall come into force and effect on the date the last signature is affixed hereto by the duly authorized representatives of the Parties.

IN WITNESS WHEREOF the Parties have executed this Amendment on the date(s) set out below by the hands of their duly authorized representatives.
FOR HER MAJESTY THE QUEEN IN RIGHT OF CANADA:

/s/ Matthew W. Gilmour	/s/ Dorothea Blandford

Signature	Signature

Scientific Director	Dorothea Blandford
Name and Title	Name of Witness

December 21, 2018	December 21, 2018
Date	Date

FOR BIOPROTECTION SYSTEMS CORPORATION:

/s/ Carl Langren	/s/ Bradley Powers

Signature	Signature

Chief Financial Officer	Bradley Powers
Name and Title	Name of Witness

December 27, 2018	January 2, 2019
Date	Date

I have authority to bind the corporation